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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 13, 2002





                         UNITED FINANCIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)













               Florida                    005-55641            59-2156002
   (State or Other Jurisdiction of  (Commission File Number) (IRS Employer
    Incorporation or Organization)                           Identification No.)

                        333 Third Avenue North, Suite 200
                       St. Petersburg, Florida 33701-3346
                    (Address of Principal Executive Offices)

                                 (727) 898-2265
                (Issuer's Telephone Number, Including Area Code)










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Item 7.  Financial Statements and Exhibits

Exhibit 99 -    Press Release Dated November 13, 2002


Item 9.  Regulation FD Disclosure

On November 13, 2002, Synovus Financial Corporation announced that their previously announced agreement to acquire United Financial Holdings, Inc has been amended to reflect a change in the consideration to be paid. The press release relating to this matter is included in this filing as Exhibit 99.

Statements in this release may constitute forward-looking statements that are based on the current beliefs and expectations of our management, as well as assumptions made by, and information currently available to, our management. Forward-looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to economic, competitive and other factors affecting us and our operations.

                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                UNITED FINANCIAL HOLDINGS, INC.

Date:   November 13, 2002       By:     /s/ C. Peter Bardin
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                                        C. Peter Bardin
                               Senior Vice President and Chief Financial Officer